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Exhibit 10.34

FORM OF PROMISSORY NOTE
(SEVENTH MEZZANINE LOAN)

$	New York, New York December 21, 2007

        FOR VALUE RECEIVED, HCR VII PROPERTIES, LLC, a Delaware limited liability company ("Borrower"), as maker, having its principal place of business at 333 North Summit Street, Toledo, Ohio 43604, hereby unconditionally promises to pay to the order of JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, having an address at 270 Park Avenue, New York, New York 10017 (together with its successors and assigns, "JPMorgan"), COLUMN FINANCIAL, INC., a Delaware corporation, having an address at 11 Madison Avenue, New York, New York 10010 (together with its successors and assigns, "Column"), and BANK OF AMERICA, N.A., a national banking association, having an address at Bank of America Corporate Center, 214 North Tryon Street, Charlotte, North Carolina 28255 (together with its successors and assigns, "BofA", and together with JPMorgan and Column, collectively, "Lender"), or at such other place as each holder hereof may from time to time designate in writing, the principal sum of                                    Dollars ($                                    ) or so much thereof as may be advanced pursuant to the Loan Agreement (as hereinafter defined), in lawful money of the United States of America with interest thereon to be computed from the date of this Promissory Note (Seventh Mezzanine Loan) (as the same may be split, severed, consolidated, amended, supplemented, replaced, restated or otherwise modified from time to time, this "Note") at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement (Seventh Mezzanine Loan), dated as of the date hereof, by and between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement.

ARTICLE 1: PAYMENT TERMS

        Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement, and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

        The Debt shall without notice become immediately due and payable at the option of Lender if any payment required under this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or during the continuance of any other Event of Default in accordance with the terms of the Loan Agreement.

ARTICLE 3: LOAN DOCUMENTS

        This Note is secured by the Pledge Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Pledge Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

        Notwithstanding anything to the contrary contained herein, in the Loan Agreement or in any other Loan Document, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

ARTICLE 5: NO ORAL CHANGE

        This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

        To the extent not prohibited by applicable law, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or any other Loan Document made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, or of any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or any other Loan Document. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or any other Loan Document. If any Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term "Borrower" as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability. Nothing in the immediately preceding sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such limited liability company which may be set forth in the Loan Agreement or any other Loan Document.

ARTICLE 7: TRANSFER

        Upon the transfer of this Note in accordance with the terms of the Loan Agreement, Lender may deliver all the collateral granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: EXCULPATION

        The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9: GOVERNING LAW

        This Note shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

ARTICLE 10: NOTICES

        All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 11: MISCELLANEOUS

        If more than one Person has executed this Note as "Borrower," the representations, covenants, warranties and obligations of all such Persons hereunder shall be joint and several.

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        IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

HCR VII PROPERTIES, LLC, a Delaware limited liability company

By:
Name:
Title:

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  Exhibit 10.34
ARTICLE 1: PAYMENT TERMS
ARTICLE 2: DEFAULT AND ACCELERATION
ARTICLE 3: LOAN DOCUMENTS
ARTICLE 4: SAVINGS CLAUSE
ARTICLE 5: NO ORAL CHANGE
ARTICLE 6: WAIVERS
ARTICLE 7: TRANSFER
ARTICLE 8: EXCULPATION
ARTICLE 9: GOVERNING LAW
ARTICLE 10: NOTICES
ARTICLE 11: MISCELLANEOUS